As filed with the Securities and Exchange Commission on September 30, 2010

1933 Act File No. 333-168927 1933 Act File No. 811-05150

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]	Pre-Effective Amendment No. 1
And
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 3

Cornerstone Strategic Value Fund, Inc.

Exact Name of Registrant as Specified in Charter

260 Madison Avenue, 8th Floor, New York, NY 10016

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (646) 881-4985

Frank Maresca – c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, 8th Floor, New York, NY 10016

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:
Mary K. Stokes, Esquire
Blank Rome LLP
One Logan Square 130 North 18th Street
Philadelphia, PA 19103-6998

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …. [  ]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c) [  ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock	92,166	$10.85	1,000,001	71.30

1. Estimated solely for the purpose of calculating fee as required by Rule 457(c) under the Securities Act of 1933 based upon the closing price reported on the New York Stock Exchange consolidated reporting system of $10.85 on August 17, 2010.

2. Previously paid.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Cornerstone Strategic Value Fund, Inc.
[   ] Rights for [   ] Shares of Common Stock
_________________________

Cornerstone Strategic Value Fund, Inc. (the "Fund") is issuing non-transferable rights ("Rights") to its holders of record of shares ("Shares") of common stock ("Common Stock") (such holders herein defined as, "Stockholders"). These Rights will allow Stockholders to subscribe for new Shares of Common Stock. For every three (3) Rights a Stockholder receives, such Stockholder will be entitled to buy one (1) new Share. Each Stockholder will receive one Right for each outstanding Share it owns on ________, 2010 (the "Record Date"). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Stockholders on the Record Date may purchase Shares not acquired by other Stockholders in this Rights offering (the "Offering"), subject to certain limitations discussed in this Prospectus. Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its sole discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor oversubscription requests. See "The Offering" below.

The Rights are non-transferable, and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). The Rights will not be listed for trading on the NYSE Amex, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE Amex, subject to the NYSE Amex being officially notified of the issuance of those Shares. On _________, 2010, the last reported net asset value ("NAV") per Share was $______ and the last reported sales price per Share on the NYSE Amex was $____, which represents a ____% premium to the Fund's NAV per Share. The subscription price per Share (the "Subscription Price") will be the greater of (i) 102% of NAV per Share as calculated at the close of trading on the date of expiration of the Offering and (ii) 90% of the market price per Share at such time. The considerable number of shares that may be issued as a result of the Offering may cause the premium above NAV at which the Fund’s shares are currently trading to decline, especially if stockholders exercising the Rights attempt to sell sizeable numbers of shares immediately after such issuance.

STOCKHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE (i.e., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND'S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE EXPIRATION DATE. ONCE A STOCKHOLDER SUBSCRIBES FOR SHARES AND THE FUND RECEIVES PAYMENT OR GUARANTEE OF PAYMENT, SUCH STOCKHOLDER WILL NOT BE ABLE TO CHANGE HIS OR HER DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 2010 (THE "EXPIRATION DATE"), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation through investing primarily in the equity securities of U.S. and non-U.S. companies. There can be no assurance that the Fund’s objective will be achieved.

For more information, please call The Altman Group (the "Information Agent") toll free at ________.

 (continued on following page)

Investing in the Fund involves risks. See “Risk Factors” on page [ ] of this prospectus.

	Estimated Subscription Price(1)	Estimated Sales Load	Estimated Proceeds to the Fund(2)
Per Share		None
Total		None

(1)
Because the Subscription Price will not be determined until after printing and distribution of this Prospectus, the "Estimated  Subscription  Price" above is an estimate of the subscription price based on the Fund's per-Share NAV and market price at the close of trading on ______, 2010.  See "The Offering - Subscription Price" and "The Offering - Payment for Shares."

(2)
Proceeds to the Fund are before deduction of expenses incurred by the Fund in connection with the Offering, estimated to be approximately $_______.  Funds received prior to the final due date of this Offering will be deposited in a segregated account pending allocation and distribution of Shares.  Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is _________, 2010.

 (continued from previous page)

The Fund’s Shares are listed on the NYSE Amex under the ticker symbol “CLM.”

Investment Adviser. Cornerstone Advisors, Inc. (the “Adviser”) acts as the Fund's investment adviser. See “Management of the Fund.” As of ______, 2010, the Adviser managed two other closed-end funds with net assets of approximately $_______. The Adviser's address is 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund . A Statement of Additional Information, dated _____, 2010 (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ___ of this prospectus, and other information filed with the SEC, by calling collect (513)326-3597 or by writing to the Fund c/o Ultimus Fund Solutions LLC, 260 Madison Avenue, 8th Floor, New York, New York, 10016. The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the SEC. The Fund does not have an Internet website. You can obtain this information or the Fund’s Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s web site (http://www.sec.gov).

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

ii

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

TABLE OF CONTENTS

SUMMARY	1
SUMMARY OF FUND EXPENSES	10
THE FUND	10
THE OFFERING	10
FINANCIAL HIGHLIGHTS	18
USE OF PROCEEDS	20
INVESTMENT OBJECTIVE AND POLICIES	20
RISK FACTORS	26
LISTING OF SHARES	29
MANAGEMENT OF THE FUND	30
DETERMINATION OF NET ASSET VALUE	32
DISTRIBUTION POLICY	32
DIVIDEND REINVESTMENT PLAN	35
FEDERAL INCOME TAX MATTERS	37
DESCRIPTION OF CAPITAL STRUCTURE	39
LEGAL MATTERS	42
REPORTS TO STOCKHOLDERS	42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
ADDITIONAL INFORMATION	42
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	43
THE FUND’S PRIVACY POLICY	43

iii

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
Cornerstone Strategic Value Fund, Inc. is a diversified, closed-end management investment company. It was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. The Fund’ s Shares of Common Stock are traded on the NYSE Amex under the ticker symbol “CLM.”. As of December 31, 2009, the Fund had 6,969,408 Shares issued and outstanding.

The Offering
The Fund is offering non-transferable rights to its Stockholders as of the close of business on ______. These Rights will allow Stockholders to subscribe for an aggregate of ________ Shares of Common Stock. For every three (3) Rights a Stockholder receives, such Stockholder will be entitled to buy one (1) new Share at a subscription price equal to the greater of (i) 102% of NAV of the Common Stock as calculated on ________ and (ii) 90% of the market price at the close of trading on such date. Each Stockholder will receive one Right for each outstanding Share he or she owns on the Record Date (the “Basic Subscription”). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder as of the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Common Stockholders as of the Record Date may purchase Shares not acquired by other Stockholders in this Rights offering (the "Offering"), subject to certain limitations discussed in this Prospectus. Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor oversubscription requests.

Shares will be issued within the 15-day period immediately following the record date of the Fund’s monthly’s distribution and stockholders exercising rights will not be entitled to receive such dividend with respect to the shares issued pursuant to such exercise.

Purpose of the Offering	The Board of Directors has determined that it would be in the best interests of the Fund and its Stockholders to increase the assets of the Fund. The primary reasons include:
• The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

• Increasing the Fund's assets will provide the Fund

• Increasing the Fund's assets will provide the Fund additional flexibility in maintaining the Distribution Policy (see discussion below). This policy permits Stockholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares.

• Increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.

• Because the Offering will increase the Fund's outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE Amex.

• The Offering is expected to be anti- dilutive to all Stockholders, including those electing not to participate, because the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non- participating Stockholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Stockholders is not materially less than a full exercise of the Basic Subscription amount.

Investment Objective and Policies
The Fund’s investment objective is to seek long-term capital appreciation through investment in equity securities of U.S. and non-U.S. companies.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without Stockholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategies
Under normal circumstances, the Fund's portfolio will consist principally of the equity securities of U.S. and non-U.S. companies. The Fund invests in common stocks and may also invest in preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter.

In determining which securities to buy for the Fund’s portfolio, the Fund’s investment adviser uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the adviser.

Although the Fund has the ability to invest a significant portion of its assets in non-U.S. companies, the Fund has consistently maintained the investment of at least 95% of its assets in U.S. listed companies since June 30, 2001.

The Fund may invest without limitation in ETFs and other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to the assets so invested.

The Fund may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund's assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers' acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million.

The Fund's investment policies emphasize long-term investment in the securities of companies, therefore, the Fund's annual portfolio turnover rate is expected to continue to be relatively low, ranging between 10% and 90%.

Investment Adviser and Fee
Cornerstone Advisors, Inc. (the “Adviser”), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of ____________, the Adviser managed two other closed-end funds with approximately $____ million of net assets under management.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. See “Management of the Fund.”
Administrator and Fund Accounting Agent
Ultimus Fund Solutions LLC (“Ultimus”), 260 Madison Ave, 8th Floor, New York, NY 10016, serves as administrator and accounting agent to the Fund. Under the administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund and is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets, subject to a minimum annual fee of $50,000. Under the Fund Accounting Agreement, Ultimus calculates the net asset value per share and maintains the financial books and records of the Fund and is entitled to receive a base fee of $2,500 per month plus an asset based fee of 0.010% of the First $500 million of average daily net assets and 0.005% of such assets in excess of $500 million. See “Management of the Fund.”

Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the stockholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Although the Fund’s Common Stock has frequently traded at a premium to its net asset value during the past several years, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Fund’s Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Stockholders, the Fund’s Board of Directors, in consultation with the Adviser, may, from time to time, review possible actions to reduce any such discount, including that the Board of Directors may consider open market repurchases or tender offers for Fund shares. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s shares trading at a price equal to or close to net asset value per share.

In addition, the Fund’s distribution policy may continue to be an effective action to counter a trading discount. See “Distribution Policy.”

The Board of Directors might also consider the conversion of the Fund to an open-end investment company. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Directors would vote to convert the Fund to an open-end investment company.
Summary of Principal Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following principal risks that you assume when you invest in the Fund.

Stock Market Volatility.  Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes.  Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Common Stock Risk.  The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk.   Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following:

less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.

Other Investment Company Securities Risk. The Fund invests in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Defensive Positions.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Managed Distribution Risk. Under the managed distribution policy, the Fund makes monthly distributions to Stockholders at a rate that may include periodic distributions of its net income and net capital gains, ("Net Earnings"), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the total Net Earnings from the Fund's portfolio would not be great enough to offset the amount of cash distributions paid to Fund Stockholders. If this were to be the case, the Fund's assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with proceeds of the Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund's investment objective. Sustaining the managed distribution policy could require the Fund to raise additional capital in the future.

Preferred Securities Risk.  Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Convertible Securities Risk.  The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities.

Repurchase Agreement Risk. The Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Managed Distribution Policy	Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to Stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund's net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund's Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, and will be distributed as either short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund's investment portfolio. A return-of-capital distribution reduces the tax basis of an investor’s Shares. The Fund plans to maintain this distribution policy even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution.

To the extent necessary to meet the amounts distributed under the Fund’s managed distribution policy, portfolio securities, including those purchased with proceeds of this Offering, may be sold to the extent adequate income is not available. Sustaining the managed distribution policy could require the Fund to raise additional capital in the future.

Although it has no current intention to do so, the Board may terminate this distribution policy at any time, and such termination may have an adverse effect on the market price for the Fund's Shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund's taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund's taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. Dividends and distributions to Stockholders are recorded by the Fund on the ex-dividend date.

Presently, the Fund makes regular distributions at the rate of $0.1398 per Share per month. As of ________, 2010 the monthly dividend is equivalent to ___% of the Fund’s per Share market price of $___ and ____% of the Fund’s NAV of $____, both on an annualized basis.

Dividend Reinvestment Plan
Unless a Stockholder elects otherwise, the Stockholder’s distributions will be reinvested in additional Shares under the Fund’s dividend reinvestment plan. Stockholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Stockholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Stock Purchases and Tenders
The Board of Directors may consider repurchasing the Fund’s Shares in the open market or in private transactions, or tendering for Shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Directors will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.
Custodian and Transfer Agent	JPMorgan Chase Bank, N.A. serves as the Fund's custodian and American Stock Transfer and Trust Company serves as the Fund’s transfer agent. See “Management of the Fund”.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses
Sales load	None
Dividend Reinvestment Plan fees	None
Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees	1.00%
Other expenses (1)	0.77%
Acquired Fund fees and expenses (2)	0.16%
Total Annual Expenses	1.93%

Example (3)

The following example illustrates the hypothetical expenses that you would pay on a $10,000 investment in common shares, assuming (i) annual expenses of 1.93% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$180	$591	$1027	$2,241

(1)
“Other Expenses” are based upon estimated amounts for the current fiscal year and include, among other expenses, administration and fund accounting fees. The Fund has no current intention to borrow money for investment purposes and has adopted a fundamental policy against selling securities short.

(2)
The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”). The Fund’s stockholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

(3)
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

The Fund is a diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on May 1, 1987. The Fund’s principal office is located c/o Ultimus Fund Solutions LLC at 260 Madison Avenue, 8th Floor, New York, New York, 10016, and its telephone number is (513) 326-3597.

THE OFFERING

Terms of the Offering. The Fund is issuing to Record Date Stockholders (i.e., stockholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares. Each Record Date Stockholder is being issued one non-transferable Right for every one Share owned on the Record Date. The Rights entitle a Record Date Stockholder to acquire one Share at the Subscription Price for every three Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three.

Rights may be exercised at any time during the Subscription Period which commences on ______, 2010 and ends at 5:00 p.m., New York City time, on _______, 2010, unless extended by the Fund to a date not later than ______, 2010, at 5:00 p.m., New York City time. See "Expiration of the Offering." The right to acquire one additional Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Basic Subscription."

In addition to the Basic Subscription, Record Date Stockholders who exercise all of their Rights are entitled to subscribe for Shares which were not otherwise subscribed for by others in the Basic Subscription (the "Additional Subscription Privilege"). If sufficient Shares are not available to honor all requests under the Additional Subscription Privilege, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering (or ______ Shares for a total of _______ Shares) (the "Over-Allotment Shares") to honor over-subscription requests, with such Shares subject to the same terms and conditions of this Offering. See "Additional Subscription Privilege" below. For purposes of determining the maximum number of Shares a Stockholder may acquire pursuant to the Offering, broker-dealers whose Shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term "Nominee" shall mean, collectively, CEDE & Company ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee. Shares acquired pursuant to the Additional Subscription Privilege are subject to allotment, which is more fully discussed below under "Additional Subscription Privilege."

SHARES WILL BE ISSUED WITHIN THE 15-DAY PERIOD IMMEDIATELY FOLLOWING THE RECORD DATE OF THE FUND’S MONTHLY DISTRIBUTION AND STOCKHOLDERS EXERCISING RIGHTS WILL NOT BE ENTITLED TO RECEIVE SUCH DIVIDEND WITH RESPECT TO THE SHARES ISSUED PURSUANT TO SUCH EXERCISE.

Rights will be evidenced by Subscription Certificates. The number of Rights issued to each Record Date Stockholder will be stated on the Subscription Certificates delivered to the Record Date Stockholder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT OR NOTICE OF GUARANTEED DELIVERY. See "Payment for Shares" below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE Amex, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE Amex, subject to the NYSE Amex being officially notified of the issuance of those Shares.

Purpose of the Offering. At a meeting held on August 13, 2010, the Board approved the Offering and determined that it would be in the best interests of the Fund and its existing Stockholders to increase the assets of the Fund. The primary reasons include:

-           The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

-           Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

-           Increasing the Fund's assets will provide the Fund additional flexibility in maintaining the Distribution Policy (see discussion below). This policy permits Stockholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Common Stock without having to sell Shares.

-           Increasing Fund assets may lower the Fund's expenses as a proportion of net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered.

-           Because the Offering will increase the Fund's outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE Amex.

-           The Offering is expected to be anti-dilutive to all Stockholders, including those electing not to participate, because the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non-participating Stockholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Stockholders is not materially less than a full exercise of the Basic Subscription amount.

Board Considerations in Approving the Offering. At a meeting held on August 13, 2010, the Board considered the approval of the Offering. In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund's management at such meeting and discussions at that time. Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its Stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors set forth in "The Offering - Purpose of the Offering". The Board also considered a number of other factors, including the ability of the Adviser to invest the proceeds of the Offering, the potential effect of the Offering on the Fund's stock price and conditions to the Fund’s exemptive relief in connection with its managed distribution policy. When considering the potential effect of the Offering on the Fund’s stock price, the Board concluded that the impact on the Fund’s price was uncertain and, regardless of the potential impact, the Offering was in the best interest of the stockholders.

The Board voted unanimously to approve the terms of the Offering. One of the Fund's Directors who voted to authorize the Offering is affiliated with the Adviser and, therefore, could benefit indirectly from the Offering. The other five directors are not "interested persons" of the Fund within the meaning of the 1940 Act. The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser might receive as a result of the Offering because it is not known how many Shares will be subscribed for and because the proceeds of the Offering will be invested in additional portfolio securities, which will fluctuate in value. It is likely that affiliates of the Adviser who are also stockholders, will participate in the Offering along with the other stockholders and, accordingly, will receive the same benefits of acquiring shares as other stockholders.

The Fund may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to this Offering. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act. If Fund shares begin to trade at a discount, the Board may make a determination whether to discontinue the Offering

There can be no assurance that the Fund or its Stockholders will achieve any of the foregoing objectives or benefits through the Offering.

The Subscription Price. The Subscription Price for the Shares to be issued under the Offering will be equal to the greater of (i) 102% of NAV per Share as calculated at the close of trading on the Expiration Date or (ii) 90% of the market price per Share at such time. For example, if the Offering were held using the "Estimated Subscription Price" (i.e., an estimate of the Subscription Price based on the Fund's per-share NAV and market price at the end of business on _________, 2010 ($____ and $_____, respectively), the Friday immediately preceding the printing and distribution of this Prospectus, the Subscription Price would be $____ per share (___% of _____).

Additional Subscription Privilege. If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Record Date Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Record Date Stockholders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed Shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If enough unsubscribed Shares remain after the Basic Subscriptions have been exercised, all over-subscription requests will be honored in full. If there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of Shares available in the Offering to honor Additional Subscription Privilege requests (defined above as the "Over-Allotment Shares"), with such Shares subject to the same terms and conditions of this Offering. The method by which any unsubscribed Shares or Over-Allotment Shares (collectively, the “Excess Shares”) will be distributed and allocated pursuant to the Additional Subscription Privilege is as follows:

(i)           If there are sufficient Excess Shares to satisfy all additional subscriptions by Stockholders exercising their rights under the Additional Subscription Privilege, each such Stockholder shall be allotted the number of Shares which the Stockholder requested.

(ii)           If the aggregate number of Shares subscribed for under the Additional Subscription Privilege exceeds the number of Excess Shares, the Excess Shares will be allocated to Record Date Stockholders who have exercised all of their Rights in accordance with their Additional Subscription Privilege request.

(iii)          If there are not enough Excess Shares to fully satisfy all Additional Subscription Privilege requests by Record Date Stockholders pursuant to paragraph (2) above, the Excess Shares will be allocated among Record Date Stockholders who have exercised all of their Rights in proportion, not to the number of Shares requested pursuant to the Additional Subscription Privilege, but to the number of Rights exercised by them; provided, however, that no Stockholder shall be allocated a greater number of Excess Shares than such Record Date Stockholder paid for and in no event shall the number of Shares allocated in connection with the Additional Subscription Privilege exceed 100% of the Shares available in the Offering. The formula to be used in allocating the Excess Shares under this paragraph is as follows: (Rights Exercised by over-subscribing Record Date Stockholder divided by Total Rights Exercised by all over-subscribing Record Date Stockholders) multiplied by Excess Shares Remaining.

The percentage of Excess Shares each over-subscriber may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The forgoing allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription are distributed on a pro-rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege. The Additional Subscription Privilege may result in additional dilution of a Shareholder’s ownership percentage and voting rights.

The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.

Expiration of the Offering. The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date, unless extended by the Fund to a date not later than _______, 2010 5:00 p.m., New York City time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

Method of Exercising Rights. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third Business Day after the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Subscription Agent. The Subscription Agent is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York, 11219. The Subscription Agent will receive from the Fund an amount estimated to be $17,500, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT, THE ALTMAN GROUP AT ___________; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares. Payment for Shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of Shares intended to be purchased in the Basic Subscription (e.g., the number of Rights exercised divided by three), plus (ii) the number of additional Shares intended to be over-subscribed under the Additional Subscription Privilege. For example, based on the Estimated Subscription Price of $___ per Share, if a Stockholder receives 300 Rights and wishes to subscribe for 100 Shares in the Basic Subscription, and also wishes to over-subscribe for 50 additional Shares under the Additional Subscription Privilege, such Stockholder would remit payment in the amount of $________ ($_____ plus $______). Record Date Stockholders who wish to acquire Shares in the Basic Subscription or pursuant to the Additional Subscription Privilege may choose between the following methods of payment:

1.           If, prior to 5:00 p.m., New York City time, on the third (3rd) business day after the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery from a bank or trust company or a NYSE member firm guaranteeing delivery of (i) payment of the Estimated Subscription Price of $_____ per Share for the Shares subscribed for in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third (3rd) business day after the Expiration Date (the "Protect Period").

2.           Alternatively, a Rights holder can, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $___ per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the third (3rd) Business Day after the Expiration Date.

If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of Unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed. To the extent that sufficient Unsubscribed Shares are not available to apply all of the excess payment toward the purchase of Unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled "Additional Subscription Privilege" above.

A PAYMENT, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each Stockholder (or, if the Shares on the Record Date are held by CEDE or any other depository or nominee, to CEDE or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of Shares acquired pursuant to the Basic Subscription; (ii) the number of Shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Stockholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Stockholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date). Any additional payment required from a Stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Stockholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a Stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to Eastern Bank acting on behalf of the Subscription Agent.

Whichever of the above two methods is used, issuance and delivery of certificates for the Shares subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the Shares from the Offering. Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

If a Record Date Stockholder who acquires Shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

Holders who hold Shares for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE ADVISER.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, each Record Date Stockholder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares. The Shares purchased pursuant to the Basic Subscription will be delivered to subscribers in book-entry form as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. The Shares of Common Stock purchased pursuant to the Additional Subscription Privilege will be delivered to subscribers in book-entry form as soon as practicable after the Expiration Date and after all allocations have been conducted.

Foreign Restrictions. Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address will receive written notice of the Offering and those who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent by written instruction no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Offering may be made to any such Record Date Stockholder. If no instructions have been received by the Expiration Date, the Rights of those foreign Record Date Stockholders will expire.

Federal Income Tax Consequences Associated with the Offering. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Code, the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Stockholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Stockholder should also review the discussion of certain tax considerations affecting it and the Fund set forth under "Federal Income Tax Matters."

For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding Share with respect to which a Right is issued and the term "New Share" shall mean a newly issued Share that Record Date Stockholders receive upon the exercise of their Rights.

For all Record Date Stockholders:

Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such stockholder for federal income tax purposes regardless of whether or not the stockholder makes the below-described election which is available under Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

If the fair market value of the Rights distributed to all of the Record Date Stockholders is more than 15% of the total fair market value of all of the Fund's outstanding Common Stock as of the Record Date, or if a Record Date Stockholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Stockholder's federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the Record Date Stockholder's existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder's federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). Record Date Stockholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

For Record Date Stockholders When the Fair Market Value of Rights Distributed Exceed 15% of the Total Fair Market Value of the Fund’s Common Stock or When Making a 307(b)(2) Election:

Lapse of Rights. If the fair market value of rights distributed exceed 15% of the total fair market value of the Common Stock or if a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a Record Date Stockholder exercises a Right, the Record Date Stockholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date (effectively reducing the Record Date Stockholder's basis in his Old Share). Upon such exercise of the Record Date Stockholder's Rights, the New Shares received by the Record Date Stockholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder.

For Record Date Stockholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed are Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Common Stock:

Lapse of Rights. If the fair market value of the Rights distributed are less than 15% of the total fair market value of the outstanding Common Stock and a Record Date Stockholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a non-electing Record Date Stockholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares through the Offering.

Employee Plan Considerations. Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.  Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Adviser. The Adviser will benefit from the Offering because its fees are based on the average total net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities that will fluctuate in value. However, if all Rights are exercised at the Estimated Subscription Price of $____, the annual compensation to be received by the Adviser would be increased by approximately $_______. If the Fund issues all of the Over-Allotment Shares, the annual compensation to be received by the Adviser would be increased by an additional $________. One of the Fund's Directors who voted to approve the Offering is an "interested person" of the Adviser within the meaning of the 1940 Act. This Director, Ralph Bradshaw, could benefit indirectly from the Offering because of his beneficial interest in the Adviser. The other Directors were aware of the potential benefit to the Adviser (and indirectly to Mr. Bradshaw), but nevertheless concluded that the Offering was in the best interest of the Fund's stockholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights Offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund's board of directors that such offering would result in a net benefit to the Fund's existing stockholders.

FINANCIAL HIGHLIGHTS

Set forth below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's Common Stock. The financial highlights for the fiscal year ended December 31, 2009 have been audited by Tait, Weller & Baker LLP, independent accountants. The financial statements and notes thereto, together with the report of independent accountants have been incorporated by reference in the SAI and are available without charge by calling calling collect (513)326-3597 or by writing to the Fund c/o Ultimus Fund Solutions LLC, 260 Madison Avenue, 8th Floor, New York, New York, 10016. The information as of June 30, 2010 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended June 30, 2010.

	For the Years Ended December 31,*
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$8.71	$18.12	$21.28	$22.60	$25.92
Net investment income#	0.06	0.15	0.16	0.20	0.12
Net realized and unrealized gain/(loss) on investments	1.52	(5.55)	0.96	2.64	0.72

Net increase/(decrease) in net assets resulting from operations	1.58	(5.40)	1.12	2.84	0.84

Dividends and distributions to shareholders:
Net investment income	(0.06)	(0.15)	(0.16)	(0.16)	(0.16)
Net realized gain capital gains	—	—	(1.32)	—	(4.00)
Return-of-capital	(2.03)	(4.01)	(3.00)	(4.00)	—
Total Distributions	(2.09)	(4.16)	(4.48)	(4.16)	(4.16)

Capital stock transactions:
Anti-dilutive effect due to shares issued in reinvestment of dividends and distributions	0.04	0.15	0.20	—	—

Net asset value, end of year	$8.24	8.71	$18.12	$21.28	$22.60
Market value, end of year	$11.61	$7.62	$20.20	$33.80	$28.20
Total investment return1	89.55%	(49.92% )	(29.04% )	45.36%	(1.32% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$57,447	$59,510	$120,268	$136,344	$139,706
Ratio of expenses to average net assets, net of fee waivers, if any2	1.80%	1.40%	1.23%	1.22%	1.20%
Ratio of expenses to average net assets, excluding fee waivers, if any3	2.01%	1.54%	1.35%	1.32%	1.36%
Ratio of expenses to average net assets, net of fee waivers, if any4	1.95%	1.44%	1.25%	1.25%	1.26%
Ratio of net investment income to average net assets	0.79%	1.08%	0.86%	0.85%	0.58%
Portfolio turnover rate	10.81%	13.24%	10.38%	10.59%	21.60%

* Effective December 23, 2008, a reverse stock split of 1:4 occurred.  All per share amounts have been restated according to the terms of the split.
# Based on average shares outstanding.
1 Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividends reinvestment plan.  Total investment return does not reflect brokerage commissions.
2 Expenses are net of fees paid indirectly.
3 Expenses exclude the reduction for fees paid indirectly.

Continued	For the Years Ended December 31,*
	2004	2003	2002	2001	2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$27.60	$25.64	$36.80	$45.24	$59.80
Net investment income/(loss)#	0.20	0.16	(0.04)	(0.24)	(3.76)
Net realized and unrealized gain/(loss) on investments and foreign currency related translation	2.20	5.76	(9.16)	(8.52)	(7.24)

Net increase/(decrease) in net assets resulting from operations	2.40	5.92	(9.20)	(8.76)	(11.00)

Dividends and distributions to shareholders:
Net investment income	(0.20)	(0.16)	—	—	—
Net realized gain on investments and foreign currency related transactions	—	—	—	—	(4.04)
Return-of-capital	(3.96)	(3.80)	(2.00)	—	—
Total dividends and distributions to shareholders	(4.16)	(3.96)	(2.00)	—	(4.04)

Capital stock transactions:
Anti-dilutive effect due to capital stock repurchased	—	—	0.08	0.32	0.48
Anti-dilutive/(dilutive) effect due to shares issued in reinvestment of dividends and distributions	0.08	—	(0.04)	—	—
Total capital stock transactions	0.08	—	0.04	0.32	0.48
Net asset value, end of year	$25.92	27.60	$25.64	$36.80	$45.24
Market value, end of year	$34.04	$36.00	$23.40	$32.20	$42.36
Total investment return4,5	8.38%	77.69%	(20.85% )	(23.98% )	(19.28% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$154,690	$26,565	$24,376	$35,256	$45,980
Ratio of expenses to average net assets, net of fee waivers, if any6	1.28%	1.20%	1.80%	1.77%	1.72%
Ratio of expenses to average net assets, excluding fee waivers, if any7	1.50%	1.59%	2.17%	2.11%	1.83%
Ratio of expenses to average net assets, net of fee waivers, if any7	1.36%	1.25%	1.86%	1.95%	1.72%
Ratio of net investment income to average net assets	0.73%	.68%	(0.13% )	(0.64% )	(1.12% )
Portfolio turnover rate	39.05%	11.88%	29.63%	59.83%	28.26%

* Effective December 23, 2008, a reverse stock split of 1:4 occurred.  All per share amounts have been restated according to the terms of the split.
# Based on average shares outstanding.
4 Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividends reinvestment plan.  Total investment return does not reflect brokerage commissions.
5 For the year ended December 31, 2000, the Fund paid federal taxes on realized long-term capital gains.  Total investment return, assuming reinvestment of distributions and federal taxes paid on long-term capital gains, is (13.88)%.
6 Expenses are net of fees paid indirectly.
7 Expenses exclude the reduction for fees paid indirectly.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $         . The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within one month after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. To the extent adequate income is not available, portfolio securities, including those purchased with proceeds of this Offering, may be sold to meet the amounts distributed under the Fund’s managed distribution policy.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation through investment primarily in equity securities of U.S. and non-U.S. companies which Fund management believes have demonstrated fundamental investment value and favorable growth prospects, as determined by the Adviser.

Investment Strategies

The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of U.S. and non-U.S. companies. In general, the Fund invests primarily in common stocks, preferred stocks, rights, warrants and securities convertible into common stocks that are listed on stock exchanges or traded over the counter. The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million. In addition, the Fund may engage in hedging transactions to reduce its company market and currency exchange exposure.

In determining which securities to buy for the Fund’s portfolio, the Fund’s investment adviser uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Adviser.

Although the Fund has the ability to invest a significant portion of its assets in non-U.S. companies, the Fund has consistently maintained the investment of at least 95% of its assets in U.S. listed companies since June 30, 2001.

The Fund will invest in the securities of other investment companies. In accordance with Section 12(d)(1)(F) of the 1940 Act, and in reliance upon Rule 12d-3 promulgated thereunder, the Fund will limit the amount invested in any single investment company to 3% of that investment company’s total outstanding stock. As a stockholder in a investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested. To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Adviser will vote such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund will not invest in any closed-end funds managed by the Adviser.

The Fund may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies. The Fund will invest only in such illiquid securities that, in the opinion of Fund management, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in the securities of companies, therefore, the Fund’s annual portfolio turnover rate is expected to be relatively low, ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Directors without stockholder vote.

The Fund may lend the securities that it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The market value of securities on loan to brokers at December 31, 2009, was $6,994,832. During the year ended December 31, 2009, the Fund earned $5,659 in securities lending income.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the 1940 Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio manager’s decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.

Portfolio Investments

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Foreign Securities

The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs),

ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “Federal Income Tax Matters.”

Emerging Market Securities

The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Other Closed-End Investment Companies

The Fund may invest in the shares of other closed-end management investment companies. In accordance with Section 12d(1)(F) of the 1940 Act, and in reliance upon Rule 12d-3 promulgated thereunder, the Fund will limit the amount invested in any single investment company to 3% of that investment company’s total outstanding stock. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Other Securities

Although it has no current intention do so to any material extent, the Adviser may determine to invest the Fund’s assets in some or all of the following securities from time to time.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”)), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Directors.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

RISK FACTORS

An investment in the Fund’s common shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Principal Risks

Stock Market Volatility.  Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes.   Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Common Stock Risk.  The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Repurchase Agreement Risk. The Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Defensive Positions During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Managed Distribution Policy Risk. Under the managed distribution policy, the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains, ("Net Earnings"), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the total Net Earnings from the Fund's portfolio would not be great enough to offset the amount of cash distributions paid to Fund stockholders. If this were to be the case, the Fund's assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of this Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund's investment objective. Sustaining the managed distribution policy could require the Fund to raise additional capital in the future. The following table is provided to demonstrate the historical performance of the Fund’s managed distribution policy. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of its managed distributions or from the terms of the Fund’s managed distribution policy. The Fund’s managed distribution rates do not correlate to the Fund’s total return based on NAV.

Cornerstone Strategic Value Fund, Inc.
Managed Distributions Paid and NAV Returns from 2005 through 2010

Years/ Period	NAV Per Share	Average Annual Return*	Average Annual Return**	Managed Dist. Per Share	ROC Distribution	Capital Gains Distribution	NII Distribution	Gross Expense Ratios
2005	$22.60	3.86%	3.24%	$4.16	$-	$4.00	$0.16	1.36%
2006	21.28	14.19%	12.57%	4.16	4.00	-	0.16	1.32%
2007	18.12	5.65%	6.20%	4.48	3.00	1.32	0.16	1.35%
2008	8.71	-36.19%	-28.97%	4.16	4.01	-	0.15	1.54%
2009	8.24	17.69%	18.60%	2.09	2.03	-	0.06	2.01%
2010 #	6.83	-10.31%	-6.92%	0.84	0.80	-	0.04	1.78%

*      Includes the reinvestments of distributions in accordance with the operations of Fund’s DRP.
**    Includes distributions received but not reinvested.
#      For the period January1, 2010 through June 30, 2010.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities.

Other Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risks.  Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by either Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Illiquid Securities. The Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Convertible Securities Risk.  The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment in Small and Mid-Capitalization Companies. The Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Over-the-Counter Bulletin Board Markets. The Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Market Discount From Net Asset Value. Shares of closed end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the common stock will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the common stock will depend not upon the Fund's net asset value but entirely upon whether the market price of the common stock at the time of sale is above or below the investor’s purchase price for the common stock. Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common stocks will trade at, below or above net asset value.

Portfolio Turnover Risk. The Fund cannot predict its securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will range between 10% and 90% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

LISTING OF SHARES

The Fund’s Shares trade on the NYSE Amex under the ticker symbol “CLM,” and are required to meet the NYSE Amex’s continued listing requirements.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are six Directors of the Fund, one of which is an “interested person” (as defined in the 1940 Act) of the Fund. The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Directors, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Cornerstone Advisors, Inc., 1075 Hendersonville Road, Suite 250, Asheville, North Carolina 28803, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser began conducting business in February, 2001 and manages two other closed-end funds with combined assets with the Fund of $_________, as of _______. The Adviser is a North Carolina corporation organized in February, 2001.

Under the general supervision of the Fund’s Board of Directors, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Directors and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.00% of the average weekly net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

The Board of Directors annually considers the continuance of the Investment Management Agreement. A discussion regarding the basis for the Board of Directors’ most recent approval of the continuance of the Fund’s Investment Management Agreement is available in the Fund’s semi-annual report to stockholders for the period ended June 30, 2010.

During the last three fiscal years, the Fund paid the Adviser the following amounts as compensation:

	Fiscal Year Ended December 31
	2009	2008	2007
Management Fees Earned	$545,334	$906,969	$1,306,006
Fee Waiver	$28,834	$87,091	$120,052
Management Fee Paid	$516,500	$819,878	$1,185,954

During the periods noted above until July 2009, the Adviser voluntarily agreed to waive its fee from the Fund to the extent that the Fund’s net monthly operating expenses (including basic legal fees, but excluding other legal expenses) exceeded a rate of 0.10% of the Fund’s average net assets.

Portfolio Manager

Mr. Ralph W. Bradshaw is the Fund's portfolio manager (the “Portfolio Manager”). In addition, Mr. Bradshaw may consult with Gary Bentz, another officer of the Adviser, regarding investment decisions. In carrying out responsibilities for the management of the Fund's portfolio of securities, the Portfolio Manager has primary responsibility. The Adviser may create a portfolio management team by assigning additional portfolio managers. In cases where the team might not be in agreement with regard to an investment decision, Mr. Bradshaw has ultimate authority to decide the matter.

Administrator

Ultimus Fund Solutions LLC., located at 260 Madison Avenue, 8th Floor, New York, New York, 10016, serves as administrator to the Fund. Under the Administration Agreement, Ultimus is responsible for generally managing the administrative affairs of the Fund. Ultimus is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets, subject to a minimum annual fee of $50,000.

Custodian and Transfer Agent

JPMorgan Chase Bank, N.A. located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

American Stock Transfer and Trust Company, with an address at 59 Maiden Lane, New York, New York 10038, serves as the transfer agent and dividend paying agent of the Fund.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund is not obligated to pay the fees of any Director of the Fund who is affiliated with the Adviser.

Ultimus is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for Ultimus’s officers and employees and administration of the Fund. Ultimus is obligated to pay the fees of any Director of the Fund who is affiliated with Ultimus, if any.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to stockholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Dividend Reinvestment Plan, (iv) fees and expenses of independent Directors, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Directors, (viii) errors and omissions insurance for the Fund’s officers and Directors, (ix) brokerage costs and listing fees and expenses charged by NYSE Amex, (x) taxes and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of common shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the common shares.

The Fund’s annual operating expenses for the fiscal year ended December 31, 2009 were approximately $1,074,000, without regard to the management fee waiver that was in place for part of that fiscal year and expenses that were indirectly incurred. No assurance can be given, in light of the Fund’s investment objective and policies, however, that future annual operating expenses will not be substantially more or less than this estimate.

Offering expenses relating to the Fund’s common shares, estimated at $______, will be payable upon completion of the offering of common shares and will be deducted from the proceeds of the offering.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e 1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the NYSE Amex (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Directors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE Amex at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per common share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of common shares outstanding.

Readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the closing price. Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

The Fund initiated a fixed, monthly distribution to stockholders in 2002 which, with interim adjustments and extensive disclosure, continues to be a high- level managed distribution plan (“MDP”). This MDP has been maintained through the historic economic volatility, increased regulatory scrutiny and challenging markets of the intervening years. Presently, the Fund makes regular distributions at the rate of $0.1398 per Share per month. As of ________, 2010 the monthly dividend is equivalent to ___% of the Fund’s per Share market price of $___ and ____% of the Fund’s NAV of $____, both on an annualized basis.

During recent years, the Fund’s investments made in accordance with its objective have failed to provide adequate income to meet the requirements of the managed distribution policy. Nevertheless, the Board continues to believe that the Fund’s objective and strategy are complementary to the Fund’s commitment, through its managed distribution policy, to provide regular distributions which increase liquidity and provide flexibility to individual stockholders. The Adviser seeks to achieve net investment returns that exceed the amount of the Fund’s managed distributions, although there is no guarantee that the Adviser will be successful in this regard.

What are features of the Fund’s MDP?

The Fund’s MDP provides a regular monthly distribution to stockholders that is adjusted through an annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the MDP have been reviewed and approved at least annually by the Fund’s Board and can be modified at their discretion. To the extent that distributions exceed the current Net Earnings of the Fund, the balance of the amounts paid out will be generated from sales of portfolio securities held by the Fund and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. A return-of-capital distribution reduces the tax basis of an investor’s shares in the Fund. The Fund plans to maintain this distribution policy even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution. The Board currently plans to maintain this MDP even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate the MDP at any time and such termination may have an adverse effect on the market price for the Fund’s common shares.

What are benefits of the MDP?

The Fund’s MDP historically has maintained a stable, high rate of distribution. The Fund’s Board remains convinced that its stockholders are well served by a policy of regular distributions which increase liquidity and provide flexibility to individual stockholders in managing their investment. Stockholders have the option of reinvesting all or a portion of these distributions in additional shares of the Fund through the Fund’s reinvestment plan or receiving them in cash. For more information regarding the Fund’s reinvestment plan, stockholders should carefully read the description of the dividend reinvestment plan contained in the Fund’s Reports to Stockholders.

What are risks of the MDP?

The Fund makes level distributions on a monthly basis and these distributions are not tied to the Fund’s net investment income and capital gains, and may not represent yield or investment return on the Fund’s portfolio. Under the MDP, the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its Net Earnings or a returns of capital. As noted above, stockholders have the option of reinvesting all or a portion of these distributions in additional shares of the Fund through the Fund’s reinvestment plan or receiving them in cash. In any fiscal year where total cash distributions exceed Net Earnings and unrealized gain or loss for the year, such excess will decrease the Fund’s total assets and, as a result, will have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings and unrealized gain or loss for years from the Fund’s portfolio would not be great enough to fully offset the amount of cash distributions paid to Fund stockholders. If this were to be the case, the Fund’s assets would be partially reduced by an equal amount, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may need to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, the cash used to make distributions will not be available for investment pursuant to the Fund’s investment objective.

Funds maintain varying degrees of cash levels pursuant to market conditions and the judgment of the portfolio manager. In addition, portfolio managers must raise cash periodically to cover operating expenses. For any fund, to the extent that cash is held at any given time for operating expenses or other purposes, it will not be available for investment pursuant to that fund’s investment objective. In addition to these general cash requirements, a fund’s MDP may also require that securities be sold to raise cash for those stockholders who elect to take cash distributions rather than reinvest in shares of the fund, in which case, it will also not be available for investment pursuant to the fund’s investment objective. It is possible that a situation will occur where the MDP contributes to a reduction of assets over an extended period of time such that the assets of the Fund are reduced to a point where the Fund would no longer be economically viable. In such event, the Fund would then need to take additional actions, which might include, for example, liquidation or merger, to address the situation. While this is one of the risk factors of any managed distribution plan, including the MDP, it is important to note that the Fund’s MDP was not designed to be a mechanism for the dissolution of the Fund or a short-term liquidation policy, and it is not the intention of the Board to allow the Fund to self-liquidate through the unsupervised effects of the MDP. The

Board monitors the MDP and the Fund’s asset levels regularly, and remains ready to modify the terms of the MDP if, in its judgment, the Board believes it is in the best interests of the Fund and its Stockholders. To the extent Fund assets are reduced, the Board will consider additional rights offerings in the future.

A return-of-capital distribution reduces the tax basis of an investor’s shares in the Fund, which may make record-keeping by certain Stockholders more difficult.

The Fund discloses the characterization of its distributions in notices to Stockholders and press releases to the public. Notwithstanding these communications, it is possible that the MDP may create potential confusion in the marketplace as to whether the Fund’s distributions are comprised of income or return of capital and how such characterization may influence the market price of the Fund’s shares.

For the years 2005-2009, the Fund’s distributions under the MDP were characterized, on an annual basis, as set forth on the table below:

Cornerstone Strategic Value Fund, Inc. Dividend and Distributions Paid from 2005 through 2009
	Total Dividend	Ordinary Income		Capital Gains		Return-of-Capital
Years	and Distributions	Amount ($)	Percent	Amount ($)	Percent	Amount ($)	Percent
2005	$25,350,190	$980,195	3.87%	$24,369,995	96.13%	$-	0.00%
2006	26,216,375	1,150,839	4.39%	-	0.00%	25,065,536	95.61%
2007	29,082,560	3,365,187	11.57%	6,265,676	21.54%	19,451,697	66.88%
2008	28,072,853	984,743	3.51%	-	0.00%	27,088,110	96.49%
2009	14,453,561	430,985	2.98%	-	0.00%	14,022,576	97.02%

Unless the registered owner of common shares elects to receive cash, all distributions declared on common shares will be automatically reinvested in additional common shares of the Fund. See “Dividend Reinvestment Plan”.

In order to maintain the MDP, the Fund applied for and received an exemption from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its common shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

The MDP described above results in the payment of approximately the same amount per share to the Fund’s stockholders each month. These distributions are not be tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of its managed distributions or from the terms of the Fund’s managed distribution policy.

The Board of Directors reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), sponsored and administered by American Stock Transfer & Trust Company (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating Stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify their broker, or if a registered Stockholder, the Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Such written notice must be received by the Agent prior to the record date of the Distribution or the Stockholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund’s Distributions to Stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the Stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from Stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE Amex LLC or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of shares to be received when Distributions are reinvested will vary depending upon whether the net asset value of the Fund’s shares is higher or lower than its market price. If the net asset value of the Fund’s shares is lower than its market price, the number of Newly Issued Shares received will be determined by dividing the amount of the Distribution either by the Fund’s net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund’s shares is higher than its market price, shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting Stockholders based on the average cost of such Open Market Purchases.

Whenever the Fund declares a Distribution and the net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a Participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund’s Board of Directors, certificates for whole shares credited to his or her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

The Agent will maintain all Stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each Stockholder’s proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating Stockholders.

In the case of Stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record Stockholder as representing the total amount of shares registered in the Stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed online at www.amstock.com or by calling the toll free number 877-864-4833.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a stockholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund elects to be treated and intends to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its stockholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its stockholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses. Unless a stockholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to stockholders as long-term capital gains, regardless of the length of time shares have been held by stockholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the stockholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any “level load” distributions would result in a return of capital to the stockholder of the Fund. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide stockholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period and other requirements are satisfied by the stockholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken. While certain income distributions to stockholders may qualify as qualified dividends, the Fund’s seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its stockholders and each stockholder (1) would be required to include in gross income, and treat as paid by such stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its stockholders in computing the RIC’s taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Selling stockholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the stockholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the stockholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate stockholders of the Fund, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 28%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The foregoing briefly summarizes some of the important federal income tax consequences to stockholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation established under the laws of the State of Maryland upon the filing of its Charter on May 1, 1987. The Fund commenced investment operations on June 30, 1987. Fund intends to hold annual meetings of its stockholders in compliance with the requirements of the NYSE Amex. As of July 31, 2010, the Fund had 7,032,294.00 shares outstanding.

Common Stock

The Charter, which has been filed with the SEC, permits the Fund to issue 100,000,000 shares of stock, with a par value of $0.001. Fractional shares are permitted. Each share of the Fund represents an equal proportionate interest in the net assets of the Fund with each other share in the Fund. Holders of shares of Common Stock will be entitled to the payment of dividends when declared by the Board of Directors. See “Distribution Policy.” Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Charter on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Directors may distribute the remaining net assets of the Fund among its stockholders. Shares of Common Stock are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with shares of Common Stock.

The Fund has no present intention of offering additional shares of Common Stock, except as described herein in connection with the exercise of the Rights. Other offerings of its Common Stock, if made, will require approval of the Board of Directors. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders of the Fund or with the consent of a majority of the Fund’s outstanding common shares.

The Fund generally will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each stockholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a stockholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Trading and Net Asset Value Information

In the past, the Common Stock has traded at both a premium and at a discount in relation to NAV. Although the Shares recently have been trading at a premium above NAV, there can be no assurance that this premium will continue after the Offering or that the Shares will not again trade at a discount. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See "Risk Factors." The Shares are listed and traded on the NYSE Amex. The average weekly trading volume of the Shares on the NYSE during the calendar year ended December 31, 2009 was _____ Shares.

The following table shows for the quarters indicated: (i) the high and low sale price of the Shares on the NYSE Amex; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	High NAV	Low NAV	Premium/(Discount) to High NAV	Premium/(Discount) To Low NAV
06/30/10	12.72	9.96	8.33	6.83	55.64%	40.65%
03/31/10	12.50	9.60	8.44	7.68	55.64%	31.01%
12/31/09	12.99	10.57	8.34	8.00	55.48%	30.06%
09/30/09	14.65	10.16	8.30	7.41	78.01%	31.44%
06/30/09	10.41	7.18	8.11	7.57	35.19%	(2.76%)
03/31/09	9.59	5.84	8.97	6.41	11.40%	(9.59%)
12/31/08	11.32	6.60	11.56	8.12	(1.25%)	(21.10%)
09/30/08	22.32	9.68	13.96	12.16	64.12%	(9.21%)
06/30/08	27.20	21.80	16.04	13.96	77.16%	46.97%
03/31/08	23.72	18.36	17.48	14.96	52.22%	20.10%

Repurchase of Shares

As has been done in the past to enhance Stockholder value, pursuant to Section 23 of the Investment Company Act, the Fund may purchase Shares of its Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. The Fund had no repurchases during the year ended December 31, 2009. No limit has been placed on the number of shares to be repurchased by the Fund other than those imposed by federal securities laws. All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury effective January 1, 2002, for future use by the Fund. In determining to repurchase Shares of Common Stock, the Board of Directors, in consultation with the Adviser, will consider such factors as the market price of the Common Stock, the net asset value of the Common Stock, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions.

Preferred Shares

The Charter provides that the Directors of the Fund may classify or reclassify authorized but unissued shares of stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the Fund’s capital stock. The Board may issue preferred shares in the future, but has no current intention to do so.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund’s Charter) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to common stockholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Directors until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the preferred shares or if the Board of Directors determines it to be in the best interests of the common stockholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board of Directors in other circumstances, for example, if one payment on the preferred shares is in arrears.

Additional Provisions of the Charter and By-laws

A Director may be removed from office without cause, at any time by a written instrument signed or adopted by a vote of the holders of at least a majority of the shares of the Fund that are entitled to vote in the election of such Director. The Charter requires the favorable vote of the holders of at least 66 2/3% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Directors have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Stockholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Stockholder; (ii) the issuance of any securities of the Fund to any Principal Stockholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Stockholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Stockholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Stockholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); and (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Stockholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period).

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York.

REPORTS TO STOCKHOLDERS

The Fund sends its Stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-168927). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

Page
Investment Restrictions
Management
Code of Ethics
Proxy Voting Procedures
Investment Advisory and Other Services
Portfolio Manager
Allocation of Brokerage
Taxes
Other Information
Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm

THE FUND’S PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.           Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and

2.           Information about the Consumer's transactions: this category includes information about your trans- actions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former stockholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Cornerstone Strategic Value Fund, Inc.

_________ Right for __________ Shares

Common Stock

____________________________

PROSPECTUS

__________, 2010

____________________________

STATEMENT OF ADDITIONAL INFORMATION

_________________, 2010

CORNERSTONE STRATEGIC VALUE FUND, INC.

C/O ULTIMUS FUND SOLUTIONS LLC

260 MADISON AVENUE, 8th FLOOR

NEW YORK, NEW YORK 10016

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF CORNERSTONE STRATEGIC VALUE FUND, INC. (THE “FUND”), DATED _____________ , 2010 (THE “PROSPECTUS”), AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND COLLECT AT (513) 326-3597.  THE FUND DOES NOT HAVE AN INTERNET WEBSITE. THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT 100 F STREET NE, WASHINGTON, D.C.  YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (202) 551-8090. THE FUND’S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC’S INTERNET WEBSITE AT WWW.SEC.GOV. COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:  PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC’S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

TABLE OF CONTENTS

PAGE

INVESTMENT RESTRICTIONS	B-1
MANAGEMENT	B-2
CODE OF ETHICS	B-11
PROXY VOTING PROCEDURES	B-12
INVESTMENT ADVISORY AND OTHER SERVICES	B-13
PORTFOLIO MANAGERS	B-14
ALLOCATION OF BROKERAGE	B-15
TAXES	B-16
FINANCIAL STATEMENTS	B-22
OTHER INFORMATION	B-22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-22

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations, with the exception of the percentage limitation listed in 2 below, apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. Fund policies which are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of the Board’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective. Under its fundamental restrictions, the Fund may not:

1.
With respect to 75% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government or securities of other regulated investment companies, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

2.	Invest 25% or more of the total value of its assets in a particular industry. This restriction does not apply to investments in United States Government securities.

3.
Issue senior securities, borrow or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may also pledge its assets to secure such borrowings. Additional investments will not be made when borrowings exceed 5% of the Fund's assets.

4.	Make short sales of securities or maintain a short position in any security.

5.
Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging transactions.

6.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

7.
Purchase or sell commodities or real estate, except that the Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

8.	Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

NON-FUNDAMENTAL POLICIES

The following policies of the Fund are non-fundamental and may be changed by the Fund’s Board of Directors without stockholder vote.  Under its non-fundamental restrictions, the Fund may not:

1.	Invest in more than 3% of any one investment company’s total outstanding stock.

2.
Invest more than 15% of its assets in illiquid U.S. and non-U.S. securities and may not invest more than 3% of the Fund’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies.

MANAGEMENT

The Board of Directors of the Fund (the “Board”) has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The Directors, including the Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Directors”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

INDEPENDENT DIRECTORS
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Glenn W. Wilcox, Sr. (78)	Director; Chairman of Audit Committee and Nominating and Corporate Governance Committee Member	Since 2000 (Until 2013)	Chairman of Tower Associates, Inc.; Chairman of the Board and Chief Executive Officer of Wilcox Travel Agency, Inc.; Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3	Director of Wachovia Corp. WNC Regional Advisory Board; Director of Champion Industries, Inc.

Andrew A. Strauss (56)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Since 2000 (Until 2013)	Attorney and senior member of Strauss & Associates, P.A., Attorneys, Asheville and Hendersonville, NC; previous President of White Knight Healthcare, Inc. and LMV Leasing, Inc., a wholly owned subsidiary of Xerox Credit Corporation; Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3	Director of Deerfield Episcopal Retirement Community

INDEPENDENT DIRECTORS
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Edwin Meese III (78)	Director; Audit, Nominating and Corporate Governance Committee Member	Since 2000 (Until 2011)	Distinguished Fellow, The Heritage Foundation Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Senior Adviser, Revelation L.P.; Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3

Thomas H. Lenagh (85)	Director; Audit, Nominating and Corporate Governance Committee Member	Since 1987 (Until 2012)	Independent Financial Advisor; Director of Photonics Products Group; Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3	Director of Adams Express Company, Petroleum and Resources Corporation, and PPGI Industries.

INDEPENDENT DIRECTORS
NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Scott B. Rogers (55)	Director; Audit, Nominating and Corporate Governance Committee Member	Since 2000 (Until 2012)	Chairman, Board of Health Partners Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry; and President, ABCCM Doctor’s Medical Clinic; Appointee, NC Governor’s Commission on Welfare to Work; Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3	Chairman & Director, Recycling Unlimited; Director of A-B Vision Board, Interdenominational Ministerial Alliance, Faith Partnerships, Inc.
INTERESTED DIRECTOR
Ralph W. Bradshaw (59)***	Chairman of the Board of Directors and President	Since 1998 (Until 2011)	President, Cornerstone Advisors Inc.; Financial Consultant; President and Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund	3
____________________________
*	The mailing address of each Director and Officer is c/o Ultimus Fund Solutions LLC Inc., 260 Madison Avenue, 8th Floor, New York, NY10016.

**
As of December 31, 2009, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc.  and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc., the Adviser.  Each of the above Directors oversee all of the Funds in the Fund Complex.

***	Mr. Bradshaw is an “interested person” as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund.  In addition, the Board values the diverse skill sets and experiences that each Director contributes.  The Board considers that its diversity as a whole is as a result of a combination of Directors who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his present experiences and his background.  Information as of June 1, 2010 discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

Ralph W. Bradshaw.  Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc.  and has served as its President since its inception in 2001.  He brings over 18 years of extensive investment management experience and also serves as a director of several other closed-end funds.  Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments.  His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments.  In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries.  Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A.  Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with service providers, counsel and the Fund’s independent auditor.  Mr. Bradshaw commits a significant amount of time to the Fund as a Director, in addition to in his capacity as President of the Adviser.  The Board values his strong moral character and integrity.

Thomas H. Lenagh.  Mr. Lenagh has been involved in the investment company and financial industry for over 40 years, including as a member of the Board of Directors of the Merrill Lynch Funds for over ten years.  Earlier in his career, Mr. Lenagh served as the Chief Executive Officer of a public company for approximately five years.  In addition to the Cornerstone Funds’ Boards, he serves on the boards of three other public companies.  Mr. Lenagh is a Chartered Financial Analyst.  Mr. Lenagh provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Lenagh has demonstrated a willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Edwin Meese III.  Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation’s Center for Legal and Judicial Studies.  He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations.  Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counselor to the President of the United States for Ronald Reagan.  Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Scott B. Rogers.  Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years.  In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity.  Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Andrew A. Strauss.  Mr. Strauss is an experienced attorney with a securities law background.  He currently manages a law firm specializing in estate planning, probate and estate administration.  In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years.  He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center.  Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr.  Mr. Wilcox has been a business owner for over 55 years.  He has previous business experience in the real estate development, radio and oil and gas exploration industries.  He serves on the Board of Directors and Audit Committee of another public company.  From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003.  He has been a private investor in public equities for over 50 years.  Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.  The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2009.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
INDEPENDENT DIRECTORS
Thomas H. Lenagh	None	$1-$10,000
Edwin Meese III	None	None
Scott B. Rogers	None	Over $100,000

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Andrew A. Strauss	$1-$10,000	$1-$10,000
Glenn W. Wilcox Sr.	$1-$10,000	$10,001-$50,000
INTERESTED DIRECTOR
Ralph W. Bradshaw	$10,001-$50,000	Over $100,000

EXECUTIVE OFFICERS

The Board elects the officers of the Fund annually. In addition to Mr. Bradshaw, the current principal officers of the Fund are:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Gary A. Bentz (54)	Chief Compliance Officer; Secretary and Assistant Treasurer	Since 2004, 2008, 2009, respectively
Chairman and Chief Financial Officer of Cornerstone Advisors, Inc.; previous Director, Vice President and Treasurer of the Fund and Cornerstone Total Return Fund, Inc.; Financial Consultant, C.P.A.; Chief Compliance Officer, Secretary, and Assistant Treasurer of Cornerstone Strategic Value Fund, Inc.  and Cornerstone Progressive Return Fund

Frank J. Maresca (51)	Treasurer	Since 2009
Executive Vice President of Ultimus Fund Solutions, LLC (since March 2009) previous Executive Director, JP Morgan Chase & Co.; Previous President of Bear Stearns Funds Management Inc.; Previous Senior Managing Director of Bear Stearns & Co. Inc.; Treasurer of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund (since May 2009)

____________________________
*	The mailing address of each officer is c/o Ultimus Fund Solutions LLC Inc., 260 Madison Avenue, 8th floor, New York, NY10016.

COMPENSATION

The Fund will pay an annual fee in the amount of $15,000 to each Director who is not an officer or employee of the Adviser (or any affiliated company of the Adviser). All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Directors or committee meetings.

The table set forth below includes information regarding compensation from the Fund and other funds in the Fund Complex for each of the Directors during the year ended December 31, 2009. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund.  Please note that the Fund has no bonus, profit sharing, pension or retirement plans, none of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

COMPENSATION TABLE

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS*

INDEPENDENT DIRECTOR
Glenn W. Wilcox, Sr.	$22,000	None	None	$49,000
Andrew A. Strauss	$21,000	None	None	$47,000
Edwin Meese III	$21,500	None	None	$48,000
Scott B. Rogers	$22,000	None	None	$49,000
Thomas H. Lenagh	$21,000	None	None	$47,000

INTERESTED DIRECTOR
Ralph W. Bradshaw	$0	None	None	$0
____________
*
For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund, all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2009.

DIRECTOR TRANSACTIONS WITH FUND AFFILIATES

As of December 31, 2009, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, Inc., or any affiliate thereof.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any affiliate thereof.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof, the Fund, an officer of the Fund, an investment company which the Cornerstone Advisors, Inc. advises or an officer thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of six individuals, one of whom is an Interested Director.  The Chairman of the Board, Mr. Bradshaw, is the Interested Director and is the President of the Fund, the President of the Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee.  The responsibilities of each committee and its members are described below.  Each of the Directors attended at least seventy-five (75%) percent of the five (5)meetings of the Board of Directors and the four (4) meetings of its committees (including regularly scheduled and special meetings) held during the period for which he was a member.

THE AUDIT COMMITTEE

During the calendar year ended December 31, 2009, the Audit Committee was comprised of all Independent Directors.  The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Rogers, Meese, and Lenagh.  The Board of Directors has adopted an audit committee charter.  The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Audit Committee convened four (4) times during the 2009 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002.  Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the “N&CG Committee”), which is comprised of Messrs. Wilcox, Sr., Strauss, Rogers, Meese, and Lenagh, all of whom are Independent Directors.  The N&CG Committee has a written charter.  In addition to its responsibility to oversee the corporate governance of the Fund, the N&CG Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation.  In addition, the N&CG Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The N&CG Committee will consider all nominees recommended by stockholders of the Fund, so long as stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund’s By-laws.  The N&CG Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation.  Specifically, the N&CG

Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities.  The N&CG Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to oversee, in an effective manner, the affairs and business of the Fund.  The N&CG Committee will consider and evaluate stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates.  Currently, the By-laws provide that the deadline for submitting a stockholder proposal for inclusion in the Fund’s proxy statement and proxy for the Fund’s 2011 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, is February 9, 2011.  Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on March 11, 2011 nor earlier than the close of business on February 9, 2011.  Stockholders are also advised to review the Fund’s By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

In 2010, the N&CG Committee met and discussed the nomination of the Class III Directors of the Fund for the 2010 Annual Meeting of Stockholders.  Each Nominee was recommended by the N&CG Committee, comprised of Independent Directors.  The N&CG Committee convened four (4) times during the 2009 calendar year.

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and N&CG Committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  At its regular quarterly meetings, the Board receives a report regarding risks applicable to the Funds presented by the Adviser and the Chief Compliance Officer. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.  The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

CODE OF ETHICS

The Adviser and the Fund have each adopted a Code of Ethics, pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively.  Each Code of Ethics applies to the personal investing activities of the Directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities transactions and holdings. The Fund’s Code of Ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.  The Adviser’s and the Fund’s Codes of Ethics may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

The Fund provides a voice on behalf of stockholders of the Fund. The Fund views the proxy voting process as an integral part of the relationship with the Fund. The Fund has delegated its authority to vote proxies to the Adviser, subject to the supervision of the Board of Directors.  The Adviser has entered into an arrangement with Glass, Lewis & Co., LLC. (“Glass Lewis”) whereby Glass Lewis votes all of the Fund’s portfolio companies’ proxy statements and records all of the proxy votes for compilation in the Form N-PX. The Fund believes that by engaging Glass Lewis, the Fund is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. The fundamental purpose of Glass Lewis’ Voting Policy Guidelines is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its stockholders, and that maximizes the value of the Fund’s investment.

POLICIES OF THE ADVISER

The Adviser has a contractual arrangement, on behalf of the Fund, with Glass Lewis for proxy voting services related to Fund portfolio holdings. Glass Lewis provides the Fund with a set of voting policies and procedures and votes all of the Fund’s portfolio securities on behalf of the Fund in accordance with those policies. It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, Glass Lewis will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines adopted by the Fund. Generally, the guidelines support policies, plans and structures that give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the guidelines generally oppose proposals that clearly have the effect of restricting the ability of stockholders to realize the full potential value of their investment.  With respect to shares of other investment companies, Glass Lewis will vote such shares in the same general proportion as shares held by other stockholders of that investment company.

CONFLICTS OF INTEREST

The Adviser’s duty is to vote in the best interests of the Fund’s stockholders. The Adviser believes that, by delegating authority to vote all proxies to Glass Lewis, it will avoid potential conflicts of interest between the Adviser’s interests and the Fund’s interests. However, if a potential conflict of interest does arise, Glass Lewis will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, Glass Lewis will vote in accordance with those guidelines; or

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities and instruct accordingly.

MORE INFORMATION

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30th  will be available without charge, upon request, by calling collect (513) 326-3597 or in the Fund’s reports filed with the SEC and available on the SEC’s website at WWW.SEC.GOV. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling collect (513) 326-3597 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Directors. Cornerstone Advisors, Inc. provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an “Investment Management Agreement”).

The Adviser, located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803, is a North Carolina corporation. It was formed in February, 2001 for the purpose of providing investment advisory and management services to investment companies. Ralph W. Bradshaw, a Fund Director, and Gary A. Bentz, an officer of the Fund, are the only stockholders of the Adviser.

Under the general supervision of the Fund’s Board of Directors, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

The Investment Management Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by the Directors of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, Ultimus Fund Solutions LLC (“Ultimus”), located at 260 Madison Avenue, 8th Floor, New York, New York 10016, supplies executive, administrative and regulatory services for the Fund.  Frank J. Maresca, the Fund’s Treasurer, is an Executive Vice President of Ultimus. Ultimus supervises the preparation of reports to stockholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund pays Ultimus a monthly fee at an annual rate of 0.100% of its average daily net assets up to $250 million and 0.075% of such assets in excess of $250 million, subject to an annual minimum fee of $50,000.

FUND ACCOUNTING AGREEMENT

Under the Fund Accounting Agreement, Ultimus is responsible for calculating the net asset value of the common shares of the Fund and maintains the financial books and records of the Fund.  For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

Information regarding the Fund’s custodian, transfer agent and independent public accounting firm is described in the Prospectus.

PORTFOLIO MANAGERS

Mr. Ralph W. Bradshaw is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”).  In addition, Mr. Bradshaw may consult with Gary Bentz, another officer of the Adviser, regarding investment decisions.  The following table shows the number of other accounts managed by Mr. Bradshaw and the total assets in the accounts managed within various categories as of [•], 2010.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
RALPH W. BRADSHAW
Registered Investment Companies	2	[183]	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Fund’s Portfolio Manager has day-to-day management responsibilities with respect to the Fund and two other accounts (i.e., Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund). These potential conflicts include:

LIMITED RESOURCES.  The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager was to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

LIMITED INVESTMENT OPPORTUNITIES.  Other investment funds of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other investment funds simultaneously with the Fund. If transactions on behalf of more than one investment fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more investment funds of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Allocation of Brokerage”.

DIFFERENT INVESTMENT STRATEGIES.  The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decides that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

SELECTION OF BROKERS.  The Portfolio Manager selects the brokers that execute securities transactions for the accounts that they supervise. See “Allocation of Brokerage.”

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Manager. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

COMPENSATION

The Portfolio Manager’s compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS

As of the date of this SAI, the Portfolio Manager owned [●] shares of the Fund. See “Director Ownership of Fund Shares.”

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Directors. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Directors of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid $46,153, $92,708 and $44,812, respectively, in brokerage commissions.

TAXES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A STOCKHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION

DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS, INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. STOCKHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS STOCKHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its stockholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the stockholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate stockholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual stockholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to stockholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to stockholders as long-term capital gain, regardless of how long a stockholder has held the shares in the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the stockholder in open-market purchases, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the stockholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 15%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a stockholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its stockholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates,  are also treated as ordinary income or loss.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its stockholders and each stockholder (1) would be required to include in gross income, and treat as paid by such stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15%; however, such rate is set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to stockholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, stockholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Stockholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

STATE AND LOCAL TAXES

Stockholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended December 31, 2009 and its Semi-Annual Report for the period ended June 30, 2010, each filed with the Securities and Exchange Commission on March 5, 2010 and September 2, 2010, respectively, (File No. 811-05150), are herein incorporated by reference.

OTHER INFORMATION

The Fund is a Maryland corporation.  Pursuant to the Fund’s Amended and Restated By-Laws, the Fund will indemnify, to the fullest extent permitted by the Maryland General Corporation Law (the “MGCL”) and the 1940 Act, every person who is, or has been, a director or officer of the Fund against liability and all expenses reasonably incurred or paid by him in connection with a claim, action, suit or proceeding in which he is becomes involved by virtue of being a director or officer of the Fund and amounts paid or incurred in settlement of such claim, action, suit or proceeding.  The Fund may also indemnify its employees and agents and make advances to them for reasonable expenses to the extent permitted by the MGCL, the 1933 Act and the 1940 Act.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait, Weller”) is the independent registered public accounting firm for the Fund and provides audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements (included in Part B)

Portfolio Summary as of December 31, 2009*
Summary Schedule of Investments as of December 31, 2009*
Statement of Assets and Liabilities as of December 31, 2009*
Statement of Operations for the year ended December 31, 2009*
Statement of Changes in Net Assets for the years ended December 31, 2009 and 2008*
Financial Highlights*
Notes to Financial Statements*
Report of Independent Registered Public Accounting Firm*

* Incorporated by reference from the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2009 filed on March 5, 2010 (File No. 811-05150).

(2)	Exhibits

(a)(i)	Amended and Restated Articles of Incorporation(1)
(a)(ii)	Articles of Amendment(2)
(a)(iii)	Articles of Amendment(3)
(b)	Bylaws(4)
(c)	Not applicable
(d)(i)	Form of Non-Transferable Subscription Rights Certificate
(d)(ii)	Form of Notice of Guaranteed Delivery
(e)	Dividend Reinvestment Plan (5)
(f)	Not applicable
(g)	Investment Management Agreement between the Fund and Cornerstone Advisors, Inc.(6)
(h)	Not applicable
(i)	Not applicable
(j)	Custody Agreement between the Fund and Custodial Trust Company(7)
(k)(i)	Amendment to Transfer Agent Servicing Agreement between the Fund and American Stock Transfer and Trust Company, LLC (8)
(k)(ii)	Administration Agreement (9)
(k)(iii)	Fund Accounting Agreement (10)
(l)	Opinion and Consent of Blank Rome LLP (11)
(m)	Not applicable
(n)	Consent of Independent Auditor
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(i)	Code of Ethics of the Fund (12)
(r)(ii)	Code of Ethics of the Adviser (13)

(1)	Incorporated by reference to the Fund’s Proxy Statement on Schedule 14A filed on April 15, 1999, Exhibit A (File No. 811-05150).
(2)	Incorporated by reference to the Fund’s Registration Statement on Form N-14 8C filed on April 22, 2004, Exhibit 1-B (File No. 333-114747).
(3)	Incorporated by reference to the Fund’s Form 497 filed on May 6, 2004, Exhibit D (File No. 333-113046).
(4)	Incorporated by reference to the Fund’s Registration Statement on Form N-14 8C filed on April 22, 2004, Exhibit 2 (File No. 333-114747).

(5)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 19, 2010, Exhibit 2(e) (File No. 333-168927).
(6)	Incorporated by reference to the Fund’s Proxy Statement on Schedule 14A filed on March 7, 2001, Appendix A (File No. 811-05150).
(7)	Incorporated by reference to the Fund’s Registration Statement on Form N-14 8C filed on April 22, 2004, Exhibit 9 (File No. 333-114747).
(8)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 19, 2010, Exhibit 2(k)(i) (File No. 333-168927).
(9)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 19, 2010, Exhibit 2(k)(ii) (File No. 333-168927).
(10)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 19, 2010, Exhibit 2(k)(iii) (File No. 333-168927).
(11)	To be filed by amendment.
(12)	Incorporated by reference to the Fund’s Annual Report on Form N-CSR filed on March 5, 2010, Exhibit 99.CODEETH (File No. 811-05150).
(13)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 19, 2010, Exhibit 2(r)(ii) (File No. 333-168927).

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Information Agent’s Fees and Expenses	$10,500
Subscription Agent’s Fees and Expenses	20,000
Auditing Fees and Expenses	4,000
Legal Fees and Expenses	25,000
Printing, Typsetting, and Edgar Fees	28,000
Miscellaneous	2,000
$87,500

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of  August 12, 2010, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Stock, par value $0.001	614

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law and Article X of the Registrant’s By-laws (incorporated by reference as an Exhibit 2(b) to this Registration Statement) provide for indemnification of directors and officers of the Registrant, and employees and agents of the Registrant as determined by the Board of Directors.  The Investment Management Agreement (incorporated by reference as an Exhibit 2(g) to this Registration Statement) provides for indemnification of Cornerstone Advisors, Inc., the Fund’s investment adviser.  The Registrant’s directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Cornerstone Advisors, Inc. manages two other closed-end funds. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer or partner of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled “Management.”

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, Ultimus  Fund Solutions LLC, located at 260 Madison Avenue, 8th Floor, New York, New York, 10016.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Act Securities Act of 1933, as amended the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of New York, and the State of New York on the 30th day of September , 2010.

CORNERSTONE STRATEGIC VALUE FUND, INC.

By:	/s/ Ralph W. Bradshaw
Name: Ralph W. Bradshaw Title: President and Chairman of the Board of Directors (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph W. Bradshaw	President and Chairman of the Board of Directors (Principal	September 30, 2010
Ralph W. Bradshaw	Executive Officer)

*	Treasurer (Principal Financial Officer and Principal	September 30, 2010
Frank J. Maresca	Accounting Officer)

*	Director	September 30, 2010
Glenn W. Wilcox, Sr.

*	Director	September 30, 2010
Andrew A. Strauss

*	Director	September 30, 2010
Edwin Meese III

*	Director	September 30, 2010
Thomas H. Lenagh

*	Director	September 30, 2010
Scott B. Rogers

* By: /s/ Ralph W. Bradshaw
Ralph W. Bradshaw
Attorney-in-fact

INDEX TO EXHIBITS

Exhibit No.	Description
2(d)(i)	Form of Non-Transferable Subscription Rights Certificate
2(d)(ii)	Form of Notice of Guaranteed Delivery
2(n)	Consent of Independent Auditor